ELITE ACCESS BROKERAGE EDITION (04/17) Primary Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Social Security Number Date of Birth Email Address Phone Number (include area code) Linking/BIN/Brokerage Acct. Number (if applicable) (mm/dd/yyyy) Page 1 of 11 V7873 04/17 Home Office: Lansing, Michigan www.jackson.com INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA650) ICC16 VDA 780 01/17 Individual/Joint Corporation/Pension PlanCustodian Government Entity INDIVIDUAL VARIABLE ANNUITY APPLICATION (VA660) Jackson pre-assigned Contract Number Tax ID Numberor Trust (print clearly) Sex Male Female U.S. Citizen Yes No (if applicable) Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Mailing Address Line 1 Mailing Address City State ZIP Physical Address Line 2 Mailing Address Line 2 Customer Care: 800-873-5654 Bank or Financial Institution Customer Care: 800-777-7779 Fax: 800-943-6761 Hours: 8:00 a.m. to 8:00 p.m. ET Email: customercare@jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Overnight Mail: 1 Corporate Way Lansing, MI 48951 PLEASE PRINT CLEARLY Type of Ownership: Please see the Good Order Checklist for additional requirements. For entity owned, tax qualified contracts (except for Trust owned), the entity owner's W-9 or substitute W-9 should be on file prior to taking a distribution. If not, the distribution may require the mandatory IRA Foreign Withholding.

Page 2 of 11 V7873 04/17 LONG-TERM SMART ICC16 VDA 780 01/17 First Name Middle Name Last Name Relationship to Owner Social Security Number Email Address Phone Number (include area code) (print clearly) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) First Name Middle Name Last Name Social Security Number Phone Number (include area code) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) No Joint Annuitant First Name Middle Name Last Name Relationship to Primary Annuitant Social Security Number Phone Number (include area code) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) Joint Owner Primary Annuitant Joint Annuitant Complete this section if different than Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Owner. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner. In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

LONG-TERM SMART Page 3 of 11 V7873 04/17ICC16 VDA 780 01/17 Beneficiary(ies) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Contingent Contingent Sex Male Female Sex Male Female Sex Male Female It is required for Good Order that the Death Benefit Percentage be whole numbers and must total 100% for each beneficiary type. If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares. Please use form X3041 for additional beneficiaries.

Annuity Type Page 4 of 11 V7873 04/17 LONG-TERM SMART ICC16 VDA 780 01/17 Premium Payment Select method of payment and note approximate amount: External Transfer Check Attached Wire Internal Transfer IRA - Traditional* Roth IRA* Other: SEP Roth Conversion *Tax Contribution Years and Amounts: Year: $ Non-Tax Qualified Statement Regarding Existing Policies or Annuity Contracts Are you replacing an existing life insurance policy or annuity contract? NoYes Stretch IRA Non-Qualified Stretch Year: $ Transfer Information Company releasing funds Account number $ $ Full Partial Full Partial Yes No Yes No IRC 1035 Exchange Direct Transfer Non-1035 Exchange Non-Direct RolloverDirect Rollover Non-Qualified Plan Types: All Other Plan Types: Annuitization/Income Date Specify Income Date (mm/dd/yyyy) 403(b) TSA (Please select one) Check In Transit Maturity date It is required for Good Order that this entire section be completed. COMPLETE X0512 " REPLACEMENT OF LIFE INSURANCE OR ANNUITIES" WHERE REQUIRED (must be dated on or before the Application Sign Date to be in Good Order). $ $ $ $ Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application. I (We) do have existing life insurance policies or annuity contracts. I (We) do not have existing life insurance policies or annuity contracts. Anticipated transfer amount Transfer Type Client Initiated Please check the appropriate box(es) under the " Transfer Type" and " Client Initiated" headings. Jackson will only request the funds if the " Client Initiated" section is left blank or checked " No." If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. One account number per box. Please also submit form X3783 for external transfers. I (We) certify that with regard to Jackson National Life Insurance Company (Jackson) or any other company: $

Premium Allocation Page 5 of 11 V7873 04/17 LONG-TERM SMART ICC16 VDA 780 01/17 % Traditional Investments Equity Investments JNL Multi-Manager Small Cap Growth (116) JNL Multi-Manager Small Cap Value (208) JNL/American Funds Growth JNL/The Boston Company Equity Income JNL/American Funds Growth-Income JNL/DFA U.S. JNL/DFA U.S. Core Equity Micro Cap (395) (342) (606) (115) (612) JNL/Franklin Templeton Income (075) JNL/Invesco Small Cap Growth (195) JNL/JPMorgan MidCap Growth (222) JNL/Mellon Capital S&P 400 MidCap Index JNL/Mellon Capital S&P 500 Index JNL/Mellon Capital Small Cap Index (124) (123) (128) JNL/PPM America Mid Cap Value JNL/T. Rowe Price Established Growth JNL/T. Rowe Price JNL/WMC Balanced Value (293) (111) (149) (104) JNL/The London Company Focused U.S. Equity (639) JNL/Invesco China-India (273) JNL/Invesco International Growth (113) JNL/Lazard Emerging Markets (077) JNL/Lazard International Strategic Equity (630) JNL/Mellon Capital Emerging Markets Index (349) JNL/Mellon Capital International Index (129) JNL/Oppenheimer (657) Emerging Markets Innovator JNL/WCM Focused International Equity (640) % Traditional Investments International JNL/American Funds Global Growth (638) JNL/American Funds International (343) JNL/Causeway International Value Select (126) JNL/Epoch Global Shareholder Yield (397) JNL/Franklin Templeton International Small Cap Growth (250) JNL/Harris Oakmark Global Equity (656) Nasdaq 100 JNL/Mellon Capital (101) JNL Multi-Manager Mid Cap (663) JNL/Mellon Capital Dow Index (145) JNL/Mellon Capital MSCI KLD 400 (667) % Traditional Investments Sector JNL/Mellon Capital Communications Sector (191) JNL/Mellon Capital Consumer Brands Sector (185) JNL/Mellon Capital JNL/Mellon Capital Utilities Sector JNL/Mellon Capital Healthcare Sector Financial Sector JNL/Mellon Capital Oil & Gas Sector JNL/Mellon Capital Technology Sector (189) (188) (190) (187) (635) Social Index Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7.

LONG-TERM SMART (Continued from page 5)Premium Allocation ICC16 VDA 780 01/17 Page 6 of 11 V7873 04/17 (107)Money Market JNL/WMC Government Short-Term Bond JNL/T. Rowe Price (076) (648)Unconstrained Bond JNL/Scout (662)Total Return JNL/PPM America (136)High Yield Bond JNL/PPM America % Traditional Investments Fixed Income JNL/Crescent High Income JNL/DoubleLine Emerging Markets (661) (660) Fixed Income JNL/DoubleLine Total Return JNL/Franklin Templeton Global Multisector JNL/JPMorgan U.S. Government & Quality Bond Bond (636) (348) (109) JNL/Goldman Sachs Emerging Markets Debt (059) (133)Bond Index JNL/Mellon Capital (361) JNL/Neuberger Berman Strategic Income JNL/PIMCO Credit Income JNL/PIMCO JNL/PIMCO Total Return Bond JNL/PPM America Floating Rate Income Real Return (604) (078) (127) (346) % Alternative Investments Alternative Assets JNL/Brookfield Global Infrastructure JNL/Invesco Global Real Estate JNL/Neuberger Berman Risk Balanced JNL/BlackRock Natural Resources and MLP Commodity Strategy Listed Private Equity JNL/Van Eck International Gold JNL/Red Rocks (066) (347) (206) (643) (300) (615)JNL/Mellon Capital S&P SMid 60 (248) JNL/S&P 4 (292) JNL/S&P Competitive Advantage (274) JNL/S&P Dividend Income & Growth (278) JNL/S&P Mid 3 JNL/S&P Total Yield JNL/S&P Intrinsic Value International 5 (279) (280) (654) (363) JNL/S&P % Traditional Investments Specialty JNL/DoubleLine Shiller Enhanced (659) JNL/Mellon Capital European 30 JNL/Mellon Capital Index 5 (299) (242) JNL/Mellon Capital Pacific Rim 30 (298) CAPE JNL/Mellon Capital 10 x 10 (243) JNL/Mellon Capital Global 30 (183) JNL/Mellon Capital JNL 5 (224) JNL/FAMCO Flex Core Covered Call JNL/Nicholas Convertible Arbitrage JNL/PPM America Long Short Credit Event Driven JNL/Westchester Capital JNL/Neuberger Berman Currency (398) (614) (603) (631) (658) % Alternative Investments Alternative Strategies JNL/AQR Managed Futures Strategy JNL/BlackRock Global Long Short Credit JNL/Eaton Vance Global Macro Absolute Return Advantage JNL/AQR Risk Parity JNL/Boston Partners Global Long Short Equity (379) (641) (628) (653) (629) JNL Multi-Manager Alternative (655) JNL/AQR Large Cap Relaxed Constraint Equity (068) Total number of allocation selections may not exceed 99. Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. PREMIUM ALLOCATIONS CONTINUED ON PAGE 7.

Premium Allocation Page 7 of 11 V7873 04/17 LONG-TERM SMART ICC16 VDA 780 01/17 (Continued from pages 5 and 6) % Fixed Account Options * 5-Year 7-Year (045) (047) % Asset Allocation% Tactically Managed Strategies JNL/BlackRock Global Allocation JNL Tactical ETF Conservative JNL Tactical ETF Moderate JNL Tactical ETF Growth JNL/T. Rowe Price Capital Appreciation (389) (390) (391) (345) (305) (637) JNL/FPA + DoubleLine Flexible Allocation JNAM Guidance - Equity 100 JNAM Guidance - Fixed Income 100 JNAM Guidance - Alt 100 (610) (611) (388) JNAM Guidance - Rate Opportunities Real Assets (620) (619) JNAM Guidance - Interest (304) JNL Alt 65 JNAM Guidance - Conservative (380) JNAM Guidance - Moderate (381) JNAM Guidance - Moderate Growth JNAM Guidance - Growth JNAM Guidance - Maximum Growth (384) (616) (383) % Risk Management Strategies JNL/MMRS JNL/MMRS Moderate JNL/MMRS Growth (645) (647) (646) Conservative JNL/AB Dynamic Asset (644)Allocation JNL Disciplined Moderate (070) JNL Disciplined Moderate Growth (071) JNL Disciplined Growth (072) JNL/American Funds Balanced Allocation (357) JNL/American Funds Growth Allocation (358) Moderate Allocation JNL/DFA (665) Growth Allocation JNL/DFA (664) Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. NOTE: The Contract permits Jackson, without advance notice (state variations may apply), to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives. *Not available if the Liquidity Option is selected.

LONG-TERM SMART Systematic Investment (periodic premium reallocation programs) Optional Benefit May not be available in all states and once selected cannot be changed. (Contract Form VA660)Liquidity Option Frequency: Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 10. Monthly Quarterly Semiannually Annually Start Date (mm/dd/yyy): OR Immediately after issue Page 8 of 11 V7873 04/17ICC16 VDA 780 01/17 Telephone/Electronic Transfer Authorization Authorized Caller First Name Middle Name Last Name Social Security Number Date of Birth (mm/dd/yyyy) Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section will participate in Automatic Rebalancing. Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th.Other Systematic Investment Options may be available. Please see Systematic Investment form (V5485). Optional Benefit: Additional charges will apply. Please see the prospectus for details. Fixed Account Options are not available if Liquidity Option is selected. This authorization is not extended to Authorized Callers. If no election is made, Jackson will default to " No." By checking " Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Producer/Representative, subject to Jackson's administrative procedures. Do you consent to Telephone/Electronic Transfer Authorization? Yes No I (We) release Jackson, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form, (V3982). If you want to authorize an individual other than your Producer/Representative to receive Contract information via telephone, please list that individual's information here. This authorization is not extended to Telephone/ Electronic Transfer Authorization.

Page 9 of 11 V7873 04/17ICC16 VDA 780 01/17 LONG-TERM SMART Electronic Delivery Authorization Transaction confirmations Annual and Semiannual reportsProspectuses and prospectus supplements Other Contract-related correspondence ALL DOCUMENTS Do you consent to Electronic Delivery of documents? Yes No My email address is: I (We) will notify the company of any new email address. If no election is made, Jackson will default to " No." Selection of "ALL DOCUMENTS" excludes quarterly statements. Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents." This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson's website. For jointly owned contracts, all Joint Owners are consenting to electronic delivery and use of the single email address above. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence. The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Please provide one email address and print clearly. If you authorize Electronic Delivery but do not provide an email address or the address is illegible, Electronic Delivery will not be initiated.

Client Acknowledgments Page 10 of 11 V7873 04/17 LONG-TERM SMART ICC16 VDA 780 01/17 Notice to Applicant Owner's Signature Date Signed (mm/dd/yyyy) State where signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Client Signatures State where signed 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative. Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency It is required for Good Order that all applicable parties to the Contract sign here. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss in a declining market. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options.

Page 11 of 11 V7873 04/17 LONG-TERM SMART ICC16 VDA 780 01/17 Producer/Representative Acknowledgments I certify that: I did not use sales material(s) during the presentation of this Jackson product to the applicant. I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant. Producer/Representative #1 Signature Date Signed(mm/dd/yyyy) First Name Middle Name Last Name Email Address Business Phone Number (include area code) Jackson Prod./Rep. No. Producer/Representative Name #2 Producer/Representative Name #3 Jackson Producer/Representative No. Jackson Producer/Representative No. Percentage Percentage % % Percentage % (print clearly) Program Options * A B C D E Extension Producer/Representative Name #4 Jackson Producer/Representative No. Percentage % Complete this certification regarding sales material section only if: Your client has other existing policies or annuity contracts AND Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract. By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly. 4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that this replacement (if applicable) is consistent with that position. 5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief. 6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 7. I have complied with requirements for disclosures and/or replacements as necessary. Program Options Note: If no option is indicated, the designated default will be used. If more than one Producer/Representative is participating in a Program Option on this case, please provide the additional Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (producers # 1-4 totaling 100%). If Percentage is left blank, all Producer/Reps will receive equal shares. * NOTE: If Liquidity Option is selected, only Program Option E is available.